Exhibit 99.1

PRESS RELEASE

Celularity Investor Contact:

Carlos Ramirez, Senior Vice President
Celularity Inc.

Carlos.ramirez@celularity.com

Celularity Media Contact:

Factory PR

celularity@factorypr.com

CELULARITY ANNOUNCES MULTI-YEAR RESEARCH COLLABORATION SERVICES AGREEMENT WITH REGENERON

•
Celularity to provide research support for Regeneron's targeted, allogeneic, chimeric antigen receptor (CAR) T-cell therapy
•
Agreement underscores Celularity's demonstrated expertise in cell therapy research

FLORHAM PARK, N.J., August 29, 2023 – Celularity Inc. (Nasdaq: CELU) (Celularity), a biotechnology company developing allogeneic cell therapies and biomaterial products, announced today a multi-year Research Collaboration Services Agreement with Regeneron Pharmaceuticals, Inc. (Regeneron) to support the research of Regeneron’s allogeneic cell therapy candidates.

The agreement’s initial focus is the research on a targeted allogeneic gamma delta chimeric antigen receptor (CAR) T-cell therapy owned by Regeneron designed to enhance proliferation and potency against solid tumors. The research will take place at Celularity’s state-of-the-art facility located in Florham Park, N.J. Financial terms were not disclosed.

“The agreement with Regeneron announced today is an important milestone for Celularity that recognizes our expertise in the research of cellular therapies, including the engineering of CAR-T cells. We believe that this relationship paves the way for future industry collaborations leveraging our world class cell therapy facilities and capabilities,” said Robert J. Hariri, M.D., Ph.D., Celularity’s CEO, Chairman and Founder. “We have long admired the exceptional scientific legacy at Regeneron and welcome the opportunity to collaborate with a world leader in innovative medicines.”

About Celularity

Celularity Inc. (Nasdaq: CELU) headquartered in Florham Park, N.J., is a biotechnology company leading the next evolution in cellular and regenerative medicine by developing allogeneic cryopreserved off-the-shelf placental-derived cell therapies, including therapeutic programs using mesenchymal-like adherent stromal cells (MLASCs), T-cells engineered with CAR (CAR T-cells), and genetically modified and unmodified natural killer (NK) cells. These therapeutic programs target indications in autoimmune, infectious and degenerative diseases, and cancer. In addition, Celularity develops, manufactures and commercializes innovative biomaterial products also derived from the postpartum placenta. Celularity believes that by harnessing the placenta’s unique biology and ready availability, it can develop therapeutic solutions that address significant unmet global needs for effective, accessible, and affordable therapies.

To learn more, visit www.celularity.com.

Celularity’s Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995, as well as within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts are “forward-looking statements,” including those relating to future events. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “can,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intends,” “may,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “strive,” “target,” “will,” “would” and the negative of terms like these or other comparable terminology, and other words or terms of similar meaning. The forward-looking statements in this press release include statements regarding the research collaboration services agreement with Regeneron and the anticipated benefits of such collaboration, among others. Many factors could cause actual results to differ materially from those described in these forward-looking statements, including but not limited to the risk that the research collaboration with Regeneron is unsuccessful; the inherent risks in biotechnological development; the risks associated with Celularity’s current liquidity; developments relating to the biotechnology industry, along with those risk factors set forth under the caption “Risk Factors” in Celularity’s annual report on Form 10-K filed with the Securities and Exchange Commission (SEC) on March 31, 2023, and other filings with the SEC. These risks and uncertainties may be amplified by current economic situations, including inflation, supply chain issues and overall economic uncertainty. If any of these risks materialize or underlying assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Celularity does not presently know, or that Celularity currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, these forward-looking statements reflect Celularity’s current expectations, plans, or forecasts of future events and views as of the date of this communication. Subsequent events and developments could cause assessments to change. Accordingly, forward-looking statements should not be relied upon as representing Celularity’s views as of any subsequent date, and Celularity undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date hereof, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.